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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 August 22, 2000
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                        (Date of earliest event reported)


                              Banknorth Group, Inc.
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             (Exact name of registrant as specified in its charter)


Maine                                 0-16947                 01-0437984
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine             04112-9540
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(Address of principal executive offices)                        (Zip Code)


                                 (207) 761-8500
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              (Registrant's telephone number, including area code)

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     The Registrant's Form 8-K filed on August 22, 2000 contained typographical and other immaterial errors. The Registrant is hereby amending the Form 8-K in its entirety to correct such errors.


ITEM 5. OTHER EVENTS

     As previously reported by Banknorth Group, Inc. (the "Company"), formerly Peoples Heritage Financial Group, Inc., in its Current Report on Form 8-K, filed on May 11, 2000, the Company completed its acquisition of Banknorth Group, Inc. ("Banknorth") on May 10, 2000. The acquisition was accounted for as a pooling of interests for accounting and financial reporting purposes. Included under Item 7 of this Form 8-K are (i) financial information including restated consolidated financial statements as of December 31, 1999 and 1998 and for the three years ended December 31, 1999, and (ii) financial information, including restated consolidated financial statements, as of March 31, 2000 and for the three months ended March 31, 2000 and 1999, in each case giving retroactive effect to the acquisition of Banknorth for all periods presented. These consolidated financial statements will become, in all material respects, the historical financial statements of the Company.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibit is included with this Report

               Exhibit 23     Consent of KPMG LLP

               Exhibit 27 Financial Data Schedule for the years ended December 31, 1999, 1998 and 1997 and the three months ended March 31, 2000 and 1999 (electronic filing only)

               Exhibit 99(a) Financial information as of December 31, 1999 and 1998 and for each of the three years ended December 31, 1999.

               Exhibit 99(b) Financial information as of March 31, 2000 and 1999 and for the three months ended March 31, 2000 and 1999.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              BANKNORTH GROUP, INC.


                                              By: /s/ Stephen J. Boyle
                                                  --------------------
                                              Name:  Stephen J. Boyle
                                              Title: Executive Vice President,
                                                     Controller and Chief
                                                     Accounting Officer

Date:  August 22, 2000


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